UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2010 (December 13, 2010)

AFFINION GROUP, INC.

(Exact name of registrant as specified in charter)

Delaware	333-133895	16-1732152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 High Ridge Park

Stamford, CT 06905

(Address of Principal Executive Offices)

(203) 956-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 13, 2010, Affinion Group, Inc. (the “Company”), as borrower, Affinion Group Holdings, Inc. and certain subsidiaries of the Company entered into an Incremental Assumption Agreement (the “Incremental Assumption Agreement”) with Bank of America, N.A., as incremental revolving facility lender, Deutsche Bank AG New York Branch, as incremental revolving facility lender, and Bank of America, N.A., as administrative agent and collateral agent. As provided for in the Company’s existing amended and restated credit agreement, dated as of April 9, 2010 (the “Credit Agreement”), the Incremental Assumption Agreement increased the revolving facility commitments under the Credit Agreement by $35,000,000 to $160,000,000 as of December 13, 2010, and will further increase the revolving facility commitments by an additional $5,000,000 to $165,000,000 upon the satisfaction of certain conditions (such aggregate increased amount, the “Incremental Revolving Facility Commitments”). The Incremental Revolving Facility Commitments have the same interest rate and maturity as, and are governed by the same covenants, conditions, terms and other provisions that govern the revolving facility commitments currently outstanding under the Credit Agreement. The Incremental Revolving Facility Commitments are secured and guaranteed to the same extent as, and otherwise is made on a basis pari passu with, the outstanding revolving facility commitments under the Credit Agreement.

The foregoing descriptions of the Incremental Assumption Agreement and the transactions provided for therein are qualified in their entirety by the text of the Incremental Assumption Agreement, which is filed as an exhibit to this Current Report on Form 8-K, and the text of the Credit Agreement, as amended and modified by the Incremental Assumption Agreement, which is incorporated by reference in this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(a) See Item 1.01, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Number	Exhibit
10.1	Incremental Assumption Agreement, dated as of December 13, 2010, among Affinion Group, Inc., a Delaware corporation, Affinion Group Holdings, Inc., a Delaware corporation, certain subsidiaries of Affinion Group, Inc., Bank of America, N.A., as incremental revolving facility lender, Deutsche Bank AG New York Branch, as incremental revolving facility lender, and Bank of America, N.A., as administrative agent and collateral agent.

[SIGNATURE PAGE TO FOLLOW]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFINION GROUP, INC.

Date: December 17, 2010	By:	/s/ TODD H. SIEGEL
	Name:	Todd H. Siegel
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit
10.1	Incremental Assumption Agreement, dated as of December 13, 2010, among Affinion Group, Inc., a Delaware corporation, Affinion Group Holdings, Inc., a Delaware corporation, certain subsidiaries of Affinion Group, Inc., Bank of America, N.A., as incremental revolving facility lender, Deutsche Bank AG New York Branch, as incremental revolving facility lender, and Bank of America, N.A., as administrative agent and collateral agent.